EXHIBIT 10.4


                   HOLDCO CUMULATIVE PREFERRED FELINE PRIDES
                               SUMMARY TERM SHEET


____________________________________
SECURITIES OFFERED                      4.0 million Income PRIDES
____________________________________
ISSUER                                  Holdco
____________________________________
STATED AMOUNT                           $50.00 per Income PRIDES
____________________________________
AGGREGATE STATED AMOUNT                 $200.0 million
____________________________________
COMPONENTS OF FELINE PRIDES             Each FELINE PRIDES offered hereby will
                                        initially consist of a unit with a
                                        Stated Amount of $50.00 (referred to as
                                        an "Income PRIDES") comprised of (a) a
                                        Purchase Contract under which the holder will purchase from Holdco on the date
                                        (the "Purchase Contract Settlement
                                        Date") that is four years from the
                                        closing of the acquisition by Holdco of
                                        PGE (the "Closing Date"), for an amount
                                        of cash equal to the Stated Amount, a
                                        number of shares of Class B Common Stock of Holdco equal to the Settlement Rate, and (b) a Cumulative Preferred Share
                                        (referred to as a Preferred Share)
                                        having a stated liquidation amount equal to $50.00.

                                        With respect to the Income PRIDES, the
                                        related Preferred Shares will be pledged pursuant to a pledge agreement, to be dated as of the Closing Date (the "Pledge Agreement"), among the Purchase Contract Agent, Holdco and __________, as collateral agent for Holdco (together with any successor thereto in such capacity, the "Collateral Agent"), to secure the holder's obligation to purchase Class B Common Stock under the related Purchase Contract.

                                        The FELINE PRIDES will be issued under a Purchase Contract Agreement, to be dated as of the Closing Date (the "Purchase Contract Agreement"), among Holdco, and ________________, as agent for the holders of the FELINE PRIDES (together
                                        with any successor thereto in such
                                        capacity, the "Purchase Contract
                                        Agent").

____________________________________
SUBSTITUTIONS OF PLEDGED SECURITIES:

        GROWTH PRIDES                   On or prior to the fifth Business Day
                                        immediately preceding the Purchase
                                        Contract Settlement Date, a holder of
                                        the Income PRIDES may substitute for the related Preferred Shares zero-coupon
                                        U.S. Treasury Securities (referred to as the Treasury Securities) or, prior to the filing of a registration statement under the Securities Act of 1933 in respect of the FELINE PRIDES (the
                                        "Non-Registration Period") and so long
                                        as an

                   HOLDCO CUMULATIVE PREFERRED FELINE PRIDES
                              TERM SHEET (CONT'D)


                                        Enron Credit Condition shall not have
                                        occurred and be continuing, zero-coupon
                                        demand notes of, or fully and
                                        unconditionally guaranteed as to
                                        principal payments and other obligations by, Enron ("Enron Notes") in an amount per Income PRIDES equal to the Stated Amount per Preferred Share. Each Growth PRIDES will consist of a unit with a Stated Amount of $50.00 comprised of (a) a Purchase Contract under which the holder will purchase from the Company not later than the Purchase Contract Settlement Date for an amount of cash equal to the Stated Amount a number of shares of Class B Common Stock of Holdco equal to the Settlement Rate, and (b) either (i) a 1/20 undivided beneficial ownership interest in a Treasury Security having a principal amount at maturity equal to $1,000 or (ii) an Enron Note having a principal amount equal to $50.00 and in each case maturing or being repayable on the Business Day immediately preceding the Purchase Contract Settlement Date.

                                        If, at any time that Growth PRIDES are
                                        secured by Enron Notes, an Enron Credit
                                        Condition has occurred and is continuing or the Non-Registration Period has ended, Enron Corp. will be obligated to substitute either Preferred Shares or Treasury Securities, in each case, with a liquidation amount or principal amount at maturity equal to the aggregate principal amount of the Enron Notes.

                                        Enron Credit Condition means (i) Enron
                                        Corp.'s senior unsecured debt shall be
                                        rated below the rating listed below by
                                        at least two of the three following
                                        rating agencies:

                                                a) S&P - BBB-;
                                                b) Moody's - Baa3;
                                                c) DCR (Fitch) - BBB-; or

                                           (ii) a default has occurred and is
                                           continuing under the Indenture, dated
                                           as of November 1, 1985, as amended,
                                           modified or supplemented, between
                                           Environ Corp. and The Bank of New
                                           York, as trustee.
____________________________________
RECREATING INCOME PRIDES                On or prior to the fifth Business Day
                                        immediately preceding the Purchase
                                        Contract Settlement Date, a holder of
                                        Growth PRIDES will have the right to
                                        recreate Income PRIDES by resubstituting
                                        Preferred Shares for the related
                                        Treasury Securities or Enron Notes held
                                        by the Collateral Agent. At such time,
                                        the Collateral Agent would release the
                                        related Treasury Securities or Enron
                                        Notes to such holder. Such Preferred
                                        Shares will be pledged with the
                                        Collateral Agent to secure the holder's
                                        obligation to purchase Class B Common
                                        Stock under the related Purchase
                                        Contracts.


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


                   HOLDCO CUMULATIVE PREFERRED FELINE PRIDES
                              TERM SHEET (CONT'D)


____________________________________
CURRENT PAYMENTS                        A holder of Income PRIDES or separate
                                        Preferred Shares will be entitled to
                                        receive aggregate cash dividends payable quarterly in arrears, consisting of dividends on the Preferred Shares payable by Holdco on February 15, May
                                        15, August 15, and November 15, based on an amount per Income PRIDES equal to 6.0% per annum of the aggregate stated liquidation amount of the Preferred
                                        Shares held by such holder, either
                                        separately or as a component of Income
                                        PRIDES, (equal to $3.00 per Income
                                        PRIDES) for the eight consecutive
                                        quarters following the Closing Date and
                                        9.0% per annum of the aggregate stated
                                        liquidation amount of such Preferred
                                        Shares (equal to $4.50 per Income
                                        PRIDES) for the next eight consecutive
                                        quarters until the Purchase Contract
                                        Settlement Date, if, when and as
                                        authorized and declared by the Board of
                                        Directors. Thereafter, the dividend rate on the Preferred Shares shall be reset on the Purchase Contract Settlement Date in connection with the remarketing thereof. A holder of Growth PRIDES will not be entitled to receive any cash distributions.

                                        Dividends on the Preferred Shares shall
                                        be cumulative whether or not Holdco has
                                        earnings, whether or not there are funds legally available for the payment of such dividends and whether or not such dividends are declared. Any dividends that have been deferred will accrue yield at the rates set forth in the preceding paragraph.

                                        In the event that dividends on the
                                        Preferred Shares are not declared,
                                        Holdco will not declare or pay any
                                        dividend on any capital stock of Holdco
                                        nor purchase, acquire, redeem or make a
                                        liquidation payment with respect to any
                                        such capital stock until all accumulated and unpaid dividends on the Preferred Shares have been paid. To the extent that there are any accumulated and unpaid dividends on the Preferred Shares on the liquidation date for such shares, Holdco will on such liquidation date pay to the holder of the Preferred Shares, in lieu of a cash payment, a number of shares of Class B Common Stock equal to the accumulated amount of such payment payable to the holder divided by an average trading price of Holdco common shares at that time.

____________________________________
REMARKETING OF PLEDGED PREFERRED
SHARES Pursuant to a remarketing agreement dated as of the Closing Date, among Holdco, the Purchase Contract Agent and a nationally recognized investment banking firm chosen by Holdco (the "Remarketing Agent"), and subject to the terms of a Supplemental Remarketing Agreement to be dated as of the third Business Day immediately preceding the Purchase


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


                   HOLDCO CUMULATIVE PREFERRED FELINE PRIDES
                              TERM SHEET (CONT'D)


                                        Contract Settlement Date among such
                                        parties, the pledged Preferred Shares of
                                        such Income PRIDES holders who have
                                        failed to notify the related Purchase
                                        Contract Agent on or prior to the fifth
                                        Business Day immediately preceding the
                                        Purchase Contract Settlement Date of
                                        their intention to settle the related
                                        Purchase Contracts with cash will be
                                        remarketed on the third Business Day
                                        immediately preceding the Purchase
                                        Contract Settlement Date. The
                                        Remarketing Agent will use its
                                        reasonable efforts to remarket such
                                        Preferred Shares on such date for
                                        settlement on the Purchase Contract
                                        Settlement Date at a price of
                                        approximately 100.25% (the dividend
                                        reset rate being the rate intended to
                                        result in sales at such price) of the
                                        aggregate stated liquidation amount of
                                        such Preferred Shares, plus accumulated
                                        and unpaid dividends, if any, thereon.
                                        The portion of the proceeds from such
                                        remarketing equal to the aggregate
                                        stated liquidation amount of such
                                        pledged Preferred Shares will be
                                        automatically applied to satisfy in full
                                        such Income PRIDES holders' obligations
                                        to purchase Class B Common Stock under
                                        the related Purchase Contracts. In
                                        addition, after deducting as the
                                        Remarketing Fee an amount not exceeding
                                        25 basis points (.25%) of the aggregate
                                        stated liquidation amount of the
                                        remarketed Preferred Shares from any
                                        amount of such proceeds in excess of the
                                        aggregate stated liquidation amount of
                                        the remarketed Preferred Shares plus any
                                        accumulated and unpaid dividends, the
                                        Remarketing Agent will remit the
                                        remaining portion of the proceeds, if
                                        any, for the benefit of such holder.
                                        Income PRIDES holders whose pledged
                                        Preferred Shares are so remarketed will
                                        not otherwise be responsible for any
                                        Remarketing Fee in connection therewith.
                                        If, despite using its reasonable
                                        efforts, the Remarketing Agent cannot
                                        remarket the related pledged Preferred
                                        Shares of such holders of Income PRIDES
                                        at a price not less than 100% of the
                                        aggregate stated liquidation amount of
                                        such Preferred Shares plus accumulated
                                        and unpaid dividends, if any (resulting
                                        in a "Failed Remarketing"), then Holdco
                                        will exercise its rights as a secured
                                        party to dispose of the Preferred Shares
                                        in accordance with applicable law to
                                        satisfy in full such holder's obligation
                                        to purchase Class B Common Stock under
                                        the related Purchase Contracts;
                                        provided, that if Holdco exercises such
                                        rights as a secured party with respect
                                        to such Preferred Shares, any
                                        accumulated and unpaid dividends on such
                                        Preferred Shares will be paid on the
                                        Purchase Contract Settlement Date in
                                        cash or shares of Holdco Class B Common
                                        Stock by Holdco to the holder of record
                                        of such Preferred Shares. Holdco will
                                        cause a notice of such Failed
                                        Remarketing to be published on the
                                        second Business Day immediately
                                        preceding the Purchase Contract
                                        Settlement Date. It is currently
                                        anticipated that Merrill Lynch, Pierce,
                                        Fenner & Smith Incorporated will be the
                                        Remarketing Agent.
___________________________________
OPTIONAL REMARKETING OF SEPARATE
PREFERRED SHARES                        On or prior to the fifth Business Day
                                        preceding the Purchase Contract
                                        Settlement Date, holders of separate
                                        Preferred Shares which are not
                                        components of Income PRIDES may elect to have their Preferred Shares


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


                   HOLDCO CUMULATIVE PREFERRED FELINE PRIDES
                              TERM SHEET (CONT'D)


                                        remarketed by delivering their Preferred
                                        Shares to the Collateral Agent along
                                        with a notice of such election. Holders
                                        will have a right to withdraw such
                                        election on or prior to the fifth
                                        Business Day prior to the Purchase
                                        Contract Settlement Date. The holders
                                        will receive proceeds from the
                                        remarketing equal to (i) the liquidation
                                        amount of their Preferred Shares, plus
                                        (ii) any accrued and unpaid dividends
                                        through the Purchase Contract Settlement
                                        Date, plus (iii) any proceeds in excess
                                        of the remarketing fee (determined as
                                        described above under "Remarketing of
                                        Pledged Preferred Shares"). If the
                                        remarketing results in a Failed
                                        Remarketing, the remarketing agent will
                                        promptly return such Preferred Shares to
                                        the Collateral Agent to release to such
                                        holders.
___________________________________
PUT OPTION                              Holders of separate Preferred Shares
                                        will have the right in the event the
                                        remarketing has been determined to be a
                                        Failed Remarketing to put their
                                        Preferred Shares to Holdco on the date
                                        that is one month after the Purchase
                                        Contract Settlement Date in exchange for cash, or Enron Notes with a principal amount, equal to the Stated Amount plus any accumulated but unpaid dividends.

___________________________________
SETTLEMENT OF PURCHASE CONTRACTS        The Purchase Contract Settlement Date
                                        will be the fourth year anniversary of
                                        the Closing Date. On the Business Day
                                        immediately preceding the Purchase
                                        Contract Settlement Date, unless a
                                        holder of Income PRIDES or Growth PRIDES
                                        (i) has settled the related Purchase
                                        Contracts through the early delivery of
                                        cash to the Purchase Contract Agent,
                                        (ii) in the case of Income PRIDES, has
                                        settled the related Purchase Contracts
                                        with cash on the Business Day prior to
                                        the Purchase Contract Settlement Date
                                        pursuant to prior notification to the
                                        Purchase Contract Agent, or (iii) in the case of Income PRIDES, has had the Preferred Shares related to such holder's Purchase Contracts remarketed in the manner described herein in connection with settling such Purchase
                                        Contracts (and there has not been a
                                        Failed Remarketing), (A) in the case of
                                        Income PRIDES, Holdco will exercise its
                                        rights as a secured party to dispose of
                                        the related Preferred Shares, in
                                        accordance with applicable law, and (A)
                                        in the case of Growth PRIDES (1) the
                                        amount of the related Treasury
                                        Securities, when paid at maturity, will
                                        automatically be applied pursuant to the exercise of such rights by Holdco, or
                                        (2) Holdco will exercise such rights to
                                        obtain possession of the Enron Notes, in each case, to satisfy in full such Holder's obligation to purchase Class B
                                        Common Stock under the related Purchase
                                        Contracts.

                                        In the event that a holder of either
                                        Income PRIDES or Growth PRIDES effects
                                        the early settlement of the related
                                        Purchase Contracts through the delivery
                                        of cash or, in the case of an Income
                                        PRIDES, settles such Purchase Contracts
                                        with cash on the Business Day
                                        immediately


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                   HOLDCO CUMULATIVE PREFERRED FELINE PRIDES
                              TERM SHEET (CONT'D)


                                        preceding the Purchase Contract
                                        Settlement Date, the related Preferred
                                        Shares, Treasury Securities or Enron
                                        Notes, as the case may be, will be
                                        released to such holder as described
                                        herein.

                                        The settlement rate for early settlement
                                        (other than early settlement resulting
                                        from a change of control) shall be
                                        [x.xxxx] shares of Class B Common Stock
                                        computed by dividing the Stated Amount
                                        by the Threshold Appreciation Price.
____________________________________
SETTLEMENT RATE                         The number of shares of Class B Common
                                        Stock issuable upon settlement of each
                                        Purchase Contract on the Purchase
                                        Contract Settlement Date (the
                                        "Settlement Rate") will equal:

                                        (i) If the Settlement Price is equal to
                                        or less than the Reference Price, then
                                        each holder of a Purchase Contract will
                                        receive [x.xxxx] shares of Class B
                                        Common Stock, which is equal to the
                                        Stated Amount divided by the Reference
                                        Price.

                                        (ii) If the Settlement Price is greater
                                        than the Reference Price but less than
                                        the Threshold Appreciation Price, then
                                        each holder of a Purchase Contract will
                                        receive a number of shares of Class B
                                        Common Stock equal to the Stated Amount
                                        divided by the Settlement Price.

                                        (iii) If the Settlement Price is equal
                                        to or greater than the Threshold
                                        Appreciation Price, then each holder of
                                        a Purchase Contract will receive
                                        [x.xxxx] shares of Class B Common Stock, which is equal to the Stated Amount divided by the Threshold Appreciation Price.

                                        Definitions:
                                        ------------

                                        "Announcement Date" means the date on
                                         -----------------
                                        which NW Natural, Enron and PGE enter
                                        into a definitive purchase and sale
                                        agreement

                                        "Announcement Price" means the average
                                         ------------------
                                        closing price of NW Natural stock during the twenty trading day period ending on the third trading day immediately preceding the Announcement Date

                                        "Ceiling Price" means 110% of the
                                         -------------
                                        Announcement Price


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


                   HOLDCO CUMULATIVE PREFERRED FELINE PRIDES
                              TERM SHEET (CONT'D)


                                        "Closing Date" means the date of closing
                                         ------------
                                        of Holdco's acquisition of PGE as
                                        contemplated under the definitive
                                        purchase and sale agreement

                                        "Closing Price" means the average
                                         -------------
                                        closing price of NW Natural stock during the twenty trading day period immediately preceding the Closing Date

                                        "Floor Price" means 90% of the
                                         -----------
                                        Announcement Price

                                        "Purchase Contract Settlement Date"
                                         ---------------------------------
                                        means the date that is four years from
                                        the Closing Date

                                        "Reference Price" means:
                                         ---------------

                                                (i) if the Closing Price is
                                        equal to or greater than the Ceiling
                                        Price, the Ceiling Price;

                                                (ii) if the Closing Price is
                                        greater than the Floor Price but less
                                        than the Ceiling Price, the Closing
                                        Price; or

                                                (iii) if the Closing Price is n
                                        less than or equal to the Floor Price,
                                        the Floor Price.

                                        "Settlement Price" means the average
                                         ----------------
                                        closing price for Common Stock of Holdco during the twenty trading day period ending three days prior to the Purchase Contract Settlement Date.

                                        "Threshold Appreciation Price" means the
                                         ----------------------------
                                        Reference Price multiplied by 1.15.

____________________________________
REDEMPTION OF PREFERRED SHARES          The Preferred Shares are subject to
                                        mandatory redemption on a date that is
                                        twelve months following the Purchase
                                        Contract Settlement Date (the
                                        "Redemption Date") at a price of $50.00
                                        per Preferred Share, plus accumulated
                                        and unpaid dividends to the Redemption
                                        Date. The redemption price for the
                                        Preferred Shares may be paid, at
                                        Holdco's option, in cash or, if Holdco
                                        has obtained possession of any pledged
                                        Enron Notes, by delivery of such Enron
                                        Notes to the holders of the Preferred
                                        Shares. Except as set forth in this
                                        section and as set forth under Change of Control, the Preferred Shares are not redeemable by Holdco.

____________________________________
CHANGE OF CONTROL                       If during the Non-Registration Period
                                        (a) a Change of Control shall have
                                        occurred, (b) Enron, its affiliates or
                                        Designated Transferees (as defined in
                                        the Securityholder's Agreement) shall be the sole beneficial owners of the Income
                                        Prides and (c) no Growth Prides shall be outstanding (or all Growth Prides shall have recreated into Income Prides),
                                        Enron may, by notice to Holdco, cause
                                        (i) the Purchase Contract Settlement
                                        Date and the


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                   HOLDCO CUMULATIVE PREFERRED FELINE PRIDES
                              TERM SHEET (CONT'D)


                                        remarketing of the Preferred Shares to
                                        be accelerated and (ii) the Preferred
                                        Shares to be mandatorily redeemed on a
                                        date that is three months following the
                                        accelerated Purchase Contract Settlement
                                        Date. The Settlement Rate on such
                                        accelerated Purchase Contract Settlement
                                        Date shall be determined as set forth
                                        above under "Settlement Rate" except
                                        that all references to the Purchase
                                        Contract Settlement Rate shall be deemed to be references to such accelerated Purchase Contract Settlement Date.

____________________________________
DILUTION PROVISIONS                     Standard anti-dilution provisions on
                                        Settlement Rate, including without
                                        limitation, adjustments for
                                        extraordinary dividends or stock
                                        dividends; subdivisions, combinations
                                        and reclassifications; issuance to all
                                        holders of Holdco common stock of
                                        rights, options or warrants entitling
                                        the owners of securities to subscribe
                                        for shares of common stock at less than
                                        the fair market value.


____________________________________
RANKING OF PREFERRED SHARES             The Preferred Share shall rank pari
                                        passu with all other preferred stock of
                                        Holdco and senior to all other
                                        outstanding capital stock of Holdco.

____________________________________
TAX CHARACTERIZATION                    The parties acknowledge (but in no way
                                        represent, warrant, covenant or
                                        guaranty) that the Preferred Stock
                                        component of the Feline Prides will be
                                        treated as equity for all state and
                                        federal income tax purposes and further
                                        agree that they shall not take any
                                        position inconsistent with such intent.


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